                                        EX-99.B(g)rscaamend

                     AMENDMENT TO CUSTODIAN AGREEMENT

    AMENDMENT, dated as of July 1, 2001, to the Custodian Agreement  dated
May 13,  1998 ("Agreement")  as amended  to  date, between  WADDELL &  REED
ADVISORS RETIREMENT SHARES,  INC. ("Fund"), having  a place of business  at
6301 Lamar  Avenue,  Overland  Park, Kansas  66202,  and  UMB BANK,  N.  A.

("Custodian"), having a place of business at 928 Grand Avenue, 10th  Floor,
Kansas City, Missouri 64106.

    WHEREAS, the Fund and  the Custodian have previously entered into  the
Agreement pursuant  to which  the Custodian  provides  custody and  related services to  the  Fund,  including the  use  of foreign  subcustodians  and depositories, subject to the terms and conditions set forth therein;

    WHEREAS, the Securities and  Exchange Commission ("SEC") adopted  Rule
17f-7 under the Investment Company Act of 1940 (the "1940 Act")  concerning arrangements for foreign securities depositories;

    WHEREAS,  pursuant  to  the   provisions  of  Rule  17f-7(a)(1),   the
Custodian has agreed  to assume,  subject to the  terms and conditions  set forth herein, certain analysis and monitoring functions related to  foreign securities depositories;

    NOW,  THEREFORE,  in  consideration   of  the  mutual  covenants   and
agreements herein contained, the  Fund and the Custodian agree as  follows.

Capitalized terms used  herein without definition  shall have the  meanings ascribed to them  in the  Agreement. All references  hereunder to the  1940
Act and to  the rules and  regulations thereunder shall  be deemed to be  a reference to such Act and its rules and regulations as they may  be amended from time to time.

1. The  Agreement is  amended by  deleting  the first  paragraph under  the heading "ARTICLE  IV  SUBCUSTODIANS" and  inserting the  following  amended paragraph in its place:

    From time to time, in accordance with the relevant provisions  of this Agreement,  (i)  the  Custodian  may  appoint  one  or  more
    Domestic  Subcustodians  and   Special  Subcustodians  (each   as
    hereinafter defined) to act on  behalf of the Fund; and (ii)  the
    Custodian may be directed,  pursuant to an agreement between  the
    Fund and  the Custodian  ("Delegation Agreement"),  to appoint  a
    Domestic Subcustodian  to  perform  the  duties  of  the  Foreign
    Custody Manager (as such term is defined in Rule 17f-5 under  the
    1940 Act)  ("Approved Foreign Custody  Manager") so  long as  the
    Domestic Subcustodian  is so eligible  under the  1940 Act.  Such
    Delegation Agreement shall  provide that  the appointment of  any
    Domestic Subcustodian  as the  Approved Foreign  Custody  Manager
    must be  governed by a  written agreement  between the  Custodian and the  Domestic  Subcustodian,  which provides  for  compliance with  Rule  17f-5.  The  Approved  Foreign  Custody  Manager  may
    appoint a  Foreign Sub-Subcustodian  or Interim  Sub-Subcustodian
    (each as  hereinafter defined)  in accordance  with this  Article
    IV. For purposes of  this Agreement, all Domestic  Subcustodians,
    Special  Subcustodians,  Foreign  Sub-Subcustodians  and  Interim
    Sub-Subcustodians  shall   be   referred   to   collectively   as
    "Subcustodians".

2. The  Agreement  is further  amended  by deleting  the last  sentence  of
Section 4.01 in its  entirety and inserting the following revised  sentence in its place:

    Each such duly approved  Domestic Subcustodian and the  countries where Foreign  Sub-Subcustodians  through  which  they  may  hold securities and other Assets of  the Fund shall be as agreed  upon by  the  parties  hereto  in  writing,  from  time  to  time,  in accordance with  the  provisions  of  Section  9.04  hereof  (the
    "Subcustodian List").

3. The  Agreement  is  further amended  by  deleting  Section 4.02  in  its entirety and inserting the following amended Section 4.02 in its place:

    (a)  Foreign  Sub-Subcustodians.  The  Approved  Foreign  Custody
    Manager may  appoint any entity  meeting the  requirements of  an
    Eligible Foreign Custodian, as such term is defined in Rule  17f-
     5(a)(1) under the 1940 Act,  and which term shall also include  a bank that  qualifies  to  serve  as  a  custodian  of  assets  of investment companies under  Section 17(f) of  the 1940 Act or  by
    SEC  order   is   exempt   therefrom  (each   a   "Foreign   Sub-
     Subcustodian"),  provided  that  the  Approved  Foreign   Custody
    Manager's appointments of such Eligible Foreign Custodians  shall at all times be governed by an agreement that complies with  Rule
    17f-5.

    (b)  Interim Sub-Subcustodians.  Notwithstanding  the  foregoing, in the event that  the Fund shall invest  in a security or  other
    Asset to  be held  in a  country  in which  the Approved  Foreign
    Custody Manager has not  appointed a Foreign Sub-Subcustodian  or for which  the  Fund  has  otherwise  directed  that  a  specific
    Foreign Sub-Subcustodian be used,  the Custodian shall, or  shall cause the Approved  Foreign Custody  Manager to, promptly  notify the Fund in  writing by facsimile  transmission or in such  other manner as the  Fund and Custodian shall  agree in writing of  the unavailability of an  approved Foreign  Sub-Subcustodian in  such country; and  upon  the  receipt  of  Special  Instructions,  the
    Custodian shall,  or  shall cause  the Approved  Foreign  Custody
    Manager  to,  appoint  or  approve  any  Person  (as  hereinafter defined) designated by the Fund in such Special Instructions,  to hold such  security or  other Asset.  The subcustodian  agreement between  the  Custodian  and  the  Interim  Sub-Subcustodian  (as
    hereinafter defined)  shall  comply with  the provisions  of  the
    1940 Act  and  the rules  and regulations  thereunder  (including
    Rule 17f-5, if applicable)  and the terms and provisions of  this
    Agreement.  The  Custodian  shall  comply  with  Section  4.02(a)
    hereof with  respect  to  the  appointment  of  an  Interim  Sub-
     Subcustodian. (Any  Person  appointed  or approved  as  the  sub-
     subcustodian pursuant  to  this  Section 4.02(b)  is  hereinafter referred to as an "Interim Sub-Subcustodian.")
    (c)  In the event  that the Approved  Foreign Custody Manager  or its delegate  reasonably  determines that  such Person  will  not provide delegation services  (i) in a  country in which the  Fund has directed that  the Fund shall invest  in a security or  other
    Asset  or  (ii)   with  respect  to   a  specific  Foreign   Sub-
     Subcustodian which the  Fund has directed  be used, the  Approved
    Foreign Custody  Manager  or the  Custodian  (or its  agent),  as applicable, shall  be entitled to  rely on  any such  instruction provided pursuant to Section 4.02(b) as a Proper Instruction  and shall have  no duties or  liabilities under  this Agreement  with respect to  such arrangement  save those  that  it may  undertake
    specifically  in  writing   with  respect   to  each   particular
    instance;  provided  that  the  Delegation  Agreement  and   this
    Agreement shall  not  constitute  the  Approved  Foreign  Custody
    Manager or  the  Custodian  (or  its  agent),  as  the  exclusive
    delegate  of   the  Fund  for   purposes  of   Rule  17f-5   and,
    particularly where such  Person does not  agree to provide  fully the services under  this Agreement  and the Delegation  Agreement to the  Fund with  respect to  a particular  country or  specific
    Foreign Sub-Subcustodian, the Fund may delegate such services  to another delegate pursuant to Rule 17f-5.

4. The  Agreement is  further amended by  deleting the  first paragraph  of
Section 4.05  and  inserting  the  following  amended  first  paragraph  of
Section 4.05:

    Section 4.05.  Certification     Regarding      Foreign      Sub-
     Subcustodians. Upon  request  of the  Fund, the  Custodian  shall deliver,  or  cause  any  Approved  Foreign  Custody  Manager  to deliver, to the Fund a certificate stating:  (i) the identity  of each Foreign  Sub-Subcustodian  then  acting  on  behalf  of  the
    Custodian; (ii) the  countries in  which the Eligible  Securities
    Depositories (as  defined  in Section  4.06) through  which  each
    Foreign Sub-Subcustodian  is then  holding cash,  securities  and other Assets of  the Fund;  and (iii) such  other information  as may be requested by the Fund to ensure compliance with rules  and regulations under the 1940 Act.

5. The Agreement is further amended by inserting the following new  Section
4.06 after Section 4.05:

    Section 4.06. Securities Depositories.

         (a)  The Custodian  (or its  agent) may  place and  maintain the Fund's Foreign  Assets (as  defined in Rule  17f-5 under  the
    1940 Act) with an  Eligible Securities Depository (as defined  in
    Rule  17f-7,  which  term  shall  include  any  other  securities depository for  which the SEC  by exemptive  order has  permitted registered investment companies to maintain their assets).

         (b)  The Custodian (or its  agent) shall, for evaluation  by the Fund  or its  adviser,  provide an  analysis of  the  custody risks associated with maintaining the Fund's Foreign Assets  with
    each  Eligible   Securities  Depository   utilized  directly   or
    indirectly by the  Custodian as  of the date  hereof (or, in  the case of an Eligible  Securities Depository not so utilized as  of the date hereof,  prior to  the initial placement  of the  Fund's
    Foreign Assets  at  such Depository)  and  at which  any  Foreign
    Assets of  the Fund  are held  or are  expected to  be held.  The
    Custodian  (or  its  agent)  shall  monitor  the  custody   risks
    associated with  maintaining the  Fund's Foreign  Assets at  each such Eligible  Securities Depository  on a  continuing basis  and shall promptly notify  the Fund  or its adviser  of any  material changes in such risks.

         (c)  Based  on  the  information  available  to  it  in  the exercise  of  diligence,  the  Custodian  (or  its  agent)  shall determine the  eligibility  under  Rule  17f-7  of  each  foreign securities  depository  before  maintaining  the  Fund's  Foreign
    Assets therewith  and  shall  promptly  advise the  Fund  if  any
    Eligible Securities Depository ceases  to be so eligible. A  list
    of  Eligible  Securities  Depositories  used  by  the   Custodian
    directly or  indirectly as  of  the date  hereof is  attached  as
    Appendix  A.  Notwithstanding   Section  9.04  hereof,   Eligible
    Securities Depositories may, subject  to Rule 17f-7, be added  to the list from time to time.

         (d)  Withdrawal  of  Assets.  If  an  arrangement  with   an
    Eligible Securities Depository  no longer meets the  requirements of Rule 17f-7,  the Custodian  (or its agent)  will withdraw  the
    Fund's Foreign Assets from such depository as soon as  reasonably practicable.

         (e)  Standard of  Care. In  fulfilling its  responsibilities under this Section 4.06,  the Custodian will exercise  reasonable care, prudence and diligence.

6. The Agreement is further amended by inserting the following new  Section
4.07 after the new Section 4.06:

    Section 4.07. The  Fund shall  not place or  maintain any of  the
    Fund's Foreign Assets  in any country,  and shall as promptly  as practicable withdraw the Fund's Foreign Assets from any  country,
    that  is  identified  in  the  Global  Custody  Network   Listing
    provided by the Custodian (or  its agent) as a country where  the liability or  responsibility  of  the  Approved  Foreign  Custody
    Manager or  the  Custodian  (or  its  agent)  is  conditioned  or predicated  on  the  ability  of  the  Approved  Foreign  Custody
    Manager or the Custodian  (or its agent) to recover damages  from the Foreign Sub-Subcustodian in such country.

7. The  Agreement is  further amended by  deleting Section  5.01(b) in  its entirety and inserting the following amended Section 5.01(b) in its place:

    (b) Actions Prohibited by Applicable Law, Etc. In no event  shall the Custodian incur liability  hereunder if the Custodian or  any
    Subcustodian or Securities System, or any subcustodian,  Eligible
    Securities Depository utilized by  any such Subcustodian, or  any nominee of  the Custodian  or any  Subcustodian (individually,  a
    "Person") is prevented, forbidden or delayed from performing,  or omits to perform, any act or thing which this Agreement  provides shall be  performed or  omitted to  be performed,  by reason  of:
    (i) any provision of any  present or future law or regulation  or order of the United States  of America, or any state thereof,  or of any foreign  country, or political  subdivision thereof or  of any court of  competent jurisdiction (and  the Custodian nor  any other Person shall not  be obligated to take any action  contrary thereto); or  (ii) any  "Force Majeure,"  which  for purposes  of this Agreement,  shall mean any  circumstance or  event which  is beyond the reasonable  control of  the Custodian, a  Subcustodian or any  agent  of  the  Custodian  or a  Subcustodian  and  which adversely  affects  the  performance  by  the  Custodian  of  its obligations hereunder,  by the  Subcustodian of  its  obligations under its  subcustody agreement  or  by any  other agent  of  the
    Custodian or the  Subcustodian, unless in  each case, such  delay or nonperformance  is caused  by the  negligence, misfeasance  or misconduct of  the  Custodian.  Such  Force  Majeure  events  may include any event caused by,  arising out of or involving (a)  an act of God,  (b) accident, fire,  water damage or explosion,  (c)
    any computer, system  or other  equipment failure or  malfunction caused by any  computer virus  or the malfunction  or failure  of any communications  medium,  (d) any  interruption of  the  power supply or other  utility service,  (e) any strike  or other  work stoppage, whether partial or  total, (f) any delay or  disruption resulting from  or  reflecting the  occurrence of  any  Sovereign
    Risk (as defined below), (g) any disruption of, or suspension  of trading in,  the  securities,  commodities  or  foreign  exchange
    markets,  whether  or  not  resulting  from  or  reflecting   the
    occurrence of  any Sovereign  Risk, (h)  any  encumbrance on  the transferability of  a  currency or  a  currency position  on  the
    actual  settlement  date  of  a  foreign  exchange   transaction,
    whether or  not resulting from  or reflecting  the occurrence  of any Sovereign Risk, or  (i) any other cause similarly beyond  the reasonable control of the Custodian.

    Subject to the Custodian's general standard of care set forth  in
    Section 5.01(a) hereof and  the requirements of Section 17(f)  of the 1940 Act and Rules 17f-5 and 17f-7 thereunder, the  Custodian shall not incur liability  hereunder if any Person is  prevented, forbidden or delayed  from performing, or  omits to perform,  any act or thing which this Agreement provides shall be performed  or omitted to be  performed by reason  of any (i) "Sovereign  Risk,"
    which for the  purpose of this  Agreement shall mean, in  respect of any  jurisdiction,  including the  United States  of  America, where investments are acquired or held under this Agreement,  (a)
    any  act  of   war,  terrorism,   riot,  insurrection  or   civil
    commotion, (b) the imposition of any investment, repatriation  or exchange control restrictions by any governmental authority,  (c)
    the  confiscation,  expropriation   or  nationalization  of   any
    investments by any  governmental authority,  whether de facto  or de jure, (d) any devaluation or revaluation of the currency,  (e)
    the imposition  of  taxes,  levies  or  other  charges  affecting investments, (f) any  change in  the applicable law,  or (g)  any other economic or political risk incurred or experienced that  is not directly related to  the economic or financial conditions  of the Eligible Foreign Custodian,  except as otherwise provided  in this Agreement  or  the Delegation  Agreement, or  (ii)  "Country
    Risk," which for the  purpose of this Agreement shall mean,  with respect to the acquisition,  ownership, settlement or custody  of investments in a jurisdiction, all risks relating to, or  arising in consequence  of, systemic  and markets  factors affecting  the acquisition, payment for  or ownership of investments,  including
    (a) the prevalance  of crime and  corruption except for crime  or corruption by the Eligible  Foreign Custodian, or its  employees, directors or  officers, (b)  the inaccuracy  or unreliability  of business and  financial information  (unrelated to  the  Approved
    Foreign Custody Manager's duties  imposed by Rule 17f-5(c)  under the 1940 Act or  to the duties imposed  on the Custodian by  Rule
    17f-7 under the 1940  Act), (c) the instability or volatility  of banking and financial  systems, or the  absence or inadequacy  of an infrastructure  to  support  such  systems,  (d)  custody  and
    settlement  infrastructure   of   the   market  in   which   such
    investments are transacted and held, (e) the acts, omissions  and
    operation  of  any  Eligible  Securities  Depository,  it   being
    understood that  this provision  shall not  affect any  liability that the  Custodian  otherwise would  have under  the  Delegation
    Agreement  or   with  respect   to  foreign   subcustodians   and
    securities depositories  under this  Agreement, (f)  the risk  of the bankruptcy or  insolvency of  banking agents,  counterparties to cash  and  securities  transactions,  registrars  or  transfer agents, (g) the existence of market conditions which prevent  the orderly execution or settlement  of transactions or which  affect
    the  value  of  assets,   and  (h)  the  laws  relating  to   the
    safekeeping and  recovery of the  Fund's Foreign  Assets held  in custody pursuant  to  the  terms  of  this  Agreement;  provided, however, that, in compliance  with Rule 17f-5, neither  Sovereign
    Risk nor  Country  Risk  shall  include  the custody  risk  of  a particular Eligible  Foreign  Custodian  of  the  Fund's  Foreign
    Assets.

8. The  Agreement  is  further amended  by  deleting  Section 9.03  in  its entirety and inserting the following amended Section 9.03 in its place:

    Section  9.03.   Entire  Agreement.   This  Agreement   and   the
    Delegation Agreement, as  amended from  time to time,  constitute the entire  understanding and  agreement of  the parties  thereto with respect  to  the  subject matter  therein  and  accordingly, supercedes as  of  the  effective  date  of  this  Agreement  any custodian agreement  heretofore in  effect between  the Fund  and the Custodian.

9. All  references throughout the  Agreement to  "Securities Depository  or
Clearing Agency" are  hereby changed  to "Eligible Securities  Depository".

Under the heading  "ARTICLE VIII DEFINED  TERMS", the reference to  Section
4.02(a) for the  definition of "Securities  Depository or Clearing  Agency"
is changed to Section  4.06(a). In addition, the  list of defined terms  is amended to include  "Foreign Custody Manager"  with a reference to  ARTICLE
IV, "Force Majeure"  with a  reference to Section  5.01(b), "Country  Risk"
with a reference to Section 5.01(b), and "Foreign Assets" with a  reference to Section 4.06(a).

10. Except as modified hereby, the Agreement is confirmed in all respects.

                          *    *    *    *    *
    IN WITNESS WHEREOF,  the parties  have executed this  Amendment as  of the date first above written.

WADDELL & REED ADVISORS            UMB BANK, N.A.

RETIREMENT SHARES, INC.

By:  /s/Kristen A. Richards        By:  /s/Ralph R. Santoro
     ----------------------             --------------------
Name:  Kristen A. Richards         Name:  Ralph R. Santoro
Title:  Vice President             Title:  Senior Vice President

                                  APPENDIX A

             BROWN BROTHERS HARRIMAN - GLOBAL CUSTODY NETWORK
                             UMB BANK, N. A.

                     GLOBAL CUSTODY NETWORK LISTING

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

ARGENTINA    CITIBANK NA, BUENOS AIRES                                CVSA
               Citibank, N.A., New York Agt. 7/16/81                  CRYL
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

AUSTRALIA    NATIONAL AUSTRALIA BANK LTD. (NAB)                  Austraclear
               National Australia Bank Agt. 5/1/85                    CHESS
               Agreement Amendment 2/13/92                            RBA
               Omnibus Amendment 11/22/93

AUSTRIA      BANK AUSTRIA AG                                          OeKB
               Creditanstalt Bankverein Agreement 12/18/89
               Omnibus Amendment 1/17/94

BAHRAIN      HSBC BANK MIDDLE EAST, BAHRAIN FOR HONGKONG              None
            & SHANGHAI BANKING CORP. LTD. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

BANGLADESH   STANDARD CHARTERED BANK (SCB), DHAKA                     None
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

BELGIUM      BANK BRUSSELS LAMBERT (BBL)                              CIK
               Banque Bruxelles Lambert Agt. 11/15/90                 NBB
               Omnibus Amendment 3/1/94

BERMUDA      BANK OF N.T. BUTTERFIELD & SON LTD                       None
               The Bank of N.T. Butterfield & Son Ltd.
               Agreement 5/27/97

BOTSWANA     STANBIC BANK BOTSWANA LTD FOR STANDARD BANK              None
             OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 9/29/97

BRAZIL       BANKBOSTON NA, SAO PAULO                                 CBLC
               The First National Bank of Boston Agreement 1/5/88     CETIP
               Omnibus Amendment 2/22/94                              SELIC
               Amendment 7/29/96

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

BULGARIA     ING BANK NV, SOFIA                                       BNB
               ING Bank N.V. Agreement 9/15/97                        CDAD

CANADA       ROYAL BANK OF CANADA (RBC)                               CDS
               The Royal Bank of Canada Agreement 2/23/96

CHILE        CITIBANK NA, SANTIAGO                                    DCV
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

CHINA        STANDARD CHARTERED BANK (SCB), SHENZHEN                  SSCCL
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

CHINA        STANDARD CHARTERED BANK (SCB), SHANGHAI                  SSCCRC
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

COLOMBIA     CITITRUST COLOMBIA SA, SOCIEDAD FIDUCIARIA               DCV
            FOR CITIBANK NA
               Citibank, N.A., New York Agt. 7/16/81
                                                                      DECEVAL
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, N.A./Cititrust Colombia Agreement 12/2/91
               Citibank, N.A. Subsidiary Amendment 10/19/95

CROATIA      HVB BANK CROATIA DD                                      SDA
               Creditanstalt Bankverein Agreement 12/18/89            CNB
               Omnibus Amendment 1/17/94                    Ministry of Finance
               Creditanstalt AG/Bank Austria Creditanstalt Croatia d.d.

Agt 9/1/98

CZECH REPUBLIC  CITIBANK AS FOR CITIBANK NA                    CNB-TKD System
               Citibank, N.A., New York Agt. 7/16/81                  SCP
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank NA/Citibank AS Agreement 6/24/96

DENMARK      DANSKE BANK                                              VP
               Den Danske Bank Agreement 1/1/89
               Omnibus Amendment 12/1/93

ECUADOR      CITIBANK NA, QUITO                                     DECEVALE
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, Quito Side Letter 7/3/95

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

EGYPT        CITIBANK NA, CAIRO                                       MISR
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

ESTONIA      HANSAPANK, TALLINN FOR MERITA BANK                       EVK
               Union Bank of Finland Agreement 2/27/89
               Omnibus Amendment 4/6/94
               Merita Bank Agreement 12/1/97

          ***BBH's responsibility for this subcustodian is conditioned on the ability of BBH to
       recover from the subcustodian. In addition, BBH does not accept delegation in this market.***

FINLAND      MERITA BANK PLC                                          FCSD
               Union Bank of Finland Agreement 2/27/89
               Omnibus Amendment 4/6/94

FRANCE       CREDIT AGRICOLE INDOSUEZ (CAI)                   Euroclear France
               Banque Indosuez Agreement 7/19/90
               Omnibus Amendment 3/10/94

GERMANY      DEUTSCHE BANK AG                                         CBF
               Deutsche Bank Agreement 8/21/96

GREECE       CITIBANK NA, ATHENS                            Apotherion Titlon
               Citibank, N.A., New York Agt. 7/16/81                  BoG
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

HONG KONG    HONGKONG & SHANGHAI BANKING CORP. LTD (HSBC)             CMU
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91         HKSCC
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

HUNGARY      CITIBANK BUDAPEST RT. FOR CITIBANK NA               KELER Ltd
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, N.A. Subsidiary Amendment 10/19/95
               Citibank, N.A./Citibank Budapest Agreement 6/23/92
               Citibank, N.A./Citibank Budapest Amendment 9/29/92

INDIA        CITIBANK NA, MUMBAI                                      NSDL
               Citibank, N.A., New York Agt. 7/16/81                  CDSL
               New York Agreement Amendment 8/31/90           Reserve Bank
               New York Agreement Amendment 7/26/96
               Citibank, Mumbai Amendment 11/17/93

INDONESIA    CITIBANK NA, JAKARTA                                     PT KSEI
               Citibank, N.A., New York Agt. 7/16/81           Bank Indonesia
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

IRELAND      ALLIED IRISH BANKS PLC (AIB)                             CREST
               Allied Irish Banks Agreement 1/10/89
               Omnibus Amendment 4/8/94

ISRAEL       BANK HAPOALIM BM                                         TASE
               Bank Hapoalim Agreement 8/27/92

ITALY        INTESA BCI SPA                                 Monte Titoli S.P.A.
               Banca Commerciale Italiana Agreement 5/8/89
               Agreement Amendment 10/8/93
               Omnibus Amendment 12/14/93

JAPAN        BANK OF TOKYO - MITSUBISHI, LTD. (BTM)                   BoJ
               Bank of Tokyo-Mitsubishi Agreement 6/17/96             JASDEC

JORDAN       HSBC BANK MIDDLE EAST, JORDAN FOR HONGKONG               SDC
             & SHANGHAI BANKING CORP. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

KENYA        STANBIC BANK KENYA LIMITED FOR STANDARD             Central Bank
            BANK OF SOUTH AFRICA (SBSA)                          of Kenya
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 9/29/97

KOREA        CITIBANK NA, SEOUL                                       KSD
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank, Seoul Agreement Supplement 10/28/94

LEBANON      HSBC BANK MIDDLE EAST, LEBANON FOR HONGKONG          Midclear
            & SHANGHAI BANKING CORP. (HSBC)                           BDL
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

LUXEMBOURG   KREDIETBANK LUXEMBOURG (KBL)                             CBL
               Kredietbank Luxembourg Agt. 4/7/98

MALAYSIA     HSBC BANK MALAYSIA BERHAD (HBMB) FOR HONGKONG            BNM
            & SHANGHAI BANKING CORP. (HSBC)                           MCD
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               Malaysia Subsidiary Supplement 5/23/94
               Side Letter Agreement dated 7/28/97

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

MAURITIUS    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),           CDS
             MAURITIUS                                        Bank of Mauritius
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

MEXICO       CITIBANK MEXICO SA FOR CITIBANK NA                       Indeval
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank Mexico, S.A. Amendment 2/28/95

MOROCCO      CITIBANK MAGHREB, CASABLANCA FOR CITIBANK NA             MCLR
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Side Letter Agreement pending

NAMIBIA      STANDARD BANK NAMIBIA FOR STANDARD BANK OF               None
            SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96

NETHERLANDS  FORTIS BANK                                              NECIGEF
               MeesPierson NV Agreement 6/4/99                        NEIC

NEW ZEALAND  NATIONAL AUSTRALIA BANK LTD. (NAB), AUCKLAND             NZCSD
               National Australia Bank Agt. 5/1/85
               Agreement Amendment 2/13/92
               Omnibus Amendment 11/22/93
               New Zealand Addendum 3/7/89

NIGERIA      STANBIC MERCHANT BANK NIGERIA LIMITED FOR                CSCS Ltd.

            STANDARD BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96

NORWAY       CHRISTIANIA BANK                                         VPS
               Christiania Bank Agreement 3/2/89

OMAN         HSBC BANK MIDDLE EAST, OMAN FOR HONGKONG                 MDSRC
            & SHANGHAI BANKING CORP. LTD. (HSBC)
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96
               BBME Supplement 5/14/96
               Side Letter Agreement dated 7/28/97

PAKISTAN     STANDARD CHARTERED BANK (SCB), KARACHI                   CDC
               Standard Chartered Bank Agreement 2/18/92         State Bank of
               Omnibus Amendment 6/13/94                         Pakistan
               Appendix 4/8/96

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

PERU         CITIBANK NA, LIMA                                        CAVALI
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

PHILIPPINES  CITIBANK NA, MANILA                                      PCD
               Citibank, N.A., New York Agt. 7/16/81                  ROSS
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

POLAND       BANK HANDLOWY W WARSZAWIE SA (BHW) FOR                   CRBS
             CITIBANK NA                                              NDS
               Citibank, N.A., New York Agt. 7/16/81
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96
               Citibank Subsidiary Amendment 10/30/95
               Citibank, N.A./Citibank Poland S.A. Agt. 11/6/92

PORTUGAL     BANCO COMERCIAL PORTUGUES SA (BCP)                       CVM
               Banco Comercial Portugues 5/18/98

ROMANIA      ING BANK NV, BUCHAREST                                   BSE
               ING Bank N.V. Agreement 9/29/97                        NBR
                                                                      SNCDD

SINGAPORE    HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),           CDP
             SINGAPORE                                                MAS
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

SLOVAKIA     ING BANK NV, BRATISLAVA                                  NBS
               ING Bank N.V. Agreement 9/1/98                         SCP

SLOVENIA     BANK AUSTRIA CREDITANSTALT DD LJUBLJANA                  KDD
               Creditanstalt Bankverein Agreement 12/18/89
               Omnibus Amendment 1/17/94
               Master Subcustodian Agreement 4/17/98
               Amendment dated 4/17/98
               Amendment dated 10/14/98

SOUTH AFRICA STANDARD BANK OF SOUTH AFRICA (SBSA)                     CDL
               Standard Bank of South Africa Agreement 3/11/94        STRATE

SPAIN        BANCO SANTANDER CENTRAL HISPANO SA (BSCH)        Banco de Espana
            Banco de Santander Agreement 12/14/88                     SCLV

SRI LANKA    HONGKONG & SHANGHAI BANKING CORP. LTD.                   CDS
            (HSBC), COLOMBO
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

SWAZILAND    STANDARD BANK SWAZILAND LTD FOR STANDARD                 None
            BANK OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 9/29/97

SWEDEN       SKANDINAVISKA ENSKILDA BANKEN (SEB)                      VPC
               Skandinaviska Enskilden Banken Agreement 2/20/89
               Omnibus Amendment 12/3/93

SWITZERLAND  UBS AG                                                    SIS
               Union Bank of Switzerland Agreement 12/20/88
               Omnibus Amendment 11/29/94

TAIWAN       STANDARD CHARTERED BANK (SCB), TAIPEI                    TSCD
               Standard Chartered Bank Agreement 2/18/92
               Omnibus Amendment 6/13/94
               Appendix 4/8/96

THAILAND     HONGKONG & SHANGHAI BANKING CORP. LTD. (HSBC),           TSDC
            BANGKOK
               Hongkong & Shanghai Banking Corp. Agt. 4/19/91
               Omnibus Supplement 12/29/93
               Schedule 5/14/96

TRANSNATIONAL
            BROWN BROTHERS HARRIMAN & CO. (BBH&CO.)                   CBL
                                                                    Euroclear

TURKEY       CITIBANK NA, ISTANBUL                                    CBT
               Citibank, N.A., New York Agt. 7/16/81                Takasbank
               New York Agreement Amendment 8/31/90
               New York Agreement Amendment 7/26/96

UKRAINE      ING BANK UKRAINE                                         MFS
               ING Bank Agreement 8/21/98                             NBU

UNITED KINGDOM  CLYDESDALE BANK PLC                                    CMO
               Master Subcustodian Agreement 8/16/00
                                                                      CREST

UNITED KINGDOM  HSBC BANK PLC                                          CMO
               Midland Bank Agreement 8/8/90                          CREST
               Omnibus Amendment 12/15/93

URUGUAY      BANKBOSTON NA, MONTEVIDEO                                None
               The First National Bank of Boston Agreement 1/5/88
               Omnibus Amendment 2/22/94
               Amendment 7/29/96
               Uruguay Amendment 10/18/96

VENEZUELA    CITIBANK NA, CARACAS                                     CVV
               Citibank, N.A., New York Agt. 7/16/81            Central Bank of
               New York Agreement Amendment 8/31/90                Venezuela
               New York Agreement Amendment 7/26/96

COUNTRY           SUBCUSTODIAN                                   DEPOSITORIES

WEST AFRICAN SOCIETE GENERALE DE BANQUES EN COTE D'IVOIRE             DCBR
MONETARY     FOR SOCIETE GENERALE
UNION           Societe Generale Agreement 10/6/98

ZAMBIA       STANBIC BANK ZAMBIA LTD FOR STANDARD BANK                BoZ
             OF SOUTH AFRICA (SBSA)                                   LSE
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96

ZIMBABWE     STANBIC BANK ZIMBABWE LTD FOR STANDARD BANK              None
             OF SOUTH AFRICA (SBSA)
               Standard Bank of South Africa Agreement 3/11/94
               Subsidiary Amendment 10/3/96